Stock Purchase and Awards Plan	12 Months Ended
Apr. 29, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

12. Stock Purchase and Award Plans

Under the fair value recognition provision of U.S. GAAP for accounting for stock-based compensation, the Company measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period. The Company elected the modified-prospective method of adopting this guidance, under which prior periods were not retroactively restated. The provisions of this guidance apply to awards granted after the April 29, 2006 effective date. Stock-based compensation expense for the non-vested portion of awards granted prior to the effective date is being recognized over the remaining service period using the fair-value based compensation expense estimated under the prior guidance's pro forma disclosures.

Stock awards are granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan (2008 Plan). The 2008 Plan was approved by the Company's shareholders in August 2008 which was amended by shareholders in August 2009. This 2008 Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock and cash-based awards. As of April 29, 2011, there were approximately 53 million shares available for future grants under the 2008 Plan.

Stock Options   Stock option awards are granted at exercise prices equal to the closing price of the Company's common stock on the grant date. The majority of the Company's stock option awards are non-qualified stock options with a 10-year life and a four-year ratable vesting term. In fiscal year 2011, the Company granted stock options under the 2008 Plan.

Restricted Stock Awards   Restricted stock and restricted stock units (collectively referred to as restricted stock awards) are granted to officers and key employees. Restricted stock awards are subject to forfeiture if employment terminates prior to the lapse of the restrictions. The Company grants restricted stock awards that typically cliff vest after four years. Restricted stock awards are expensed over the vesting period. The Company also grants shares of performance-based restricted stock that typically cliff vest after three years only if the Company has also achieved certain performance objectives. Performance awards are expensed over the performance period based on the probability of achieving the performance objectives. Shares of restricted stock are considered issued and outstanding shares of the Company at the grant date and have the same dividend and voting rights as other shares of common stock. Restricted stock units are not considered issued or outstanding common stock of the Company. Dividend equivalent units are accumulated on restricted stock units during the vesting period. In fiscal year 2011, the Company granted restricted stock awards under the 2008 Plan.

Employee Stock Purchase Plan   The Medtronic, Inc. 2005 Employee Stock Purchase Plan (ESPP) allows participating employees to purchase shares of the Company's common stock at a discount through payroll deductions. Employees can contribute up to the lesser of 10 percent of their wages or the statutory limit under the U.S. Internal Revenue Code toward the purchase of the Company's common stock at 85 percent of its market value at the end of the calendar quarter purchase period. Employees purchased 3 million shares at an average price of $30.83 per share in the fiscal year ended April 29, 2011. As of April 29, 2011, plan participants have had approximately $8 million withheld to purchase Company common stock at 85 percent of its market value on June 30, 2011, the last trading day before the end of the calendar quarter purchase period. At April 29, 2011, approximately 12 million shares of common stock were available for future purchase under the ESPP.

Valuation Assumptions   The Company uses the Black-Scholes option pricing model (Black-Scholes model) to determine the fair value of stock options as of the grant date. The fair value of stock options under the Black-Scholes model requires management to make assumptions regarding projected employee stock option exercise behaviors, risk-free interest rates, volatility of the Company's stock price, and expected dividends.

The expense recognized for shares purchased under the Company's ESPP is equal to the 15 percent discount the employee receives at the end of the calendar quarter purchase period. The expense recognized for restricted stock awards is equal to the grant date fair value, which is equal to the closing stock price on the date of grant.

The following table provides the weighted average fair value of options granted to employees and the related assumptions used in the Black-Scholes model:

	Fiscal Year
	2011	2010	2009
Weighted average fair value of options granted	$8.19	$8.77	$8.96
Assumptions used:
Expected life (years)(a)	6.30	6.16	6.05
Risk-free interest rate (b)	2.25%	3.17%	3.11%
Volatility (c)	26.03%	26.91%	25.64%
Dividend yield (d)	2.40%	2.29%	2.03%

Expected life:  The Company analyzes historical employee stock option exercise and termination data to estimate the expected life assumption. The Company calculates the expected life assumption using the midpoint scenario, which combines historical exercise data with hypothetical exercise data, as the Company believes this data currently represents the best estimate of the expected life of a new employee option. The Company also stratifies its employee population into two groups based upon distinctive exercise behavior patterns.

Risk-free interest rate:   The rate is based on the grant date yield of a zero-coupon U.S. Treasury bond whose maturity period equals the expected term of the option.

Volatility:   Expected volatility is based on a blend of historical volatility and an implied volatility of the Company's common stock. Implied volatility is based on market traded options of the Company's common stock.

Dividend yield:   The dividend yield rate is calculated by dividing the Company's annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date.

Stock-Based Compensation Expense Upon the adoption of the fair value recognition provisions of U.S. GAAP for accounting for stock-based compensation, the Company changed its method of recognition and now recognizes stock-based compensation expense based on the substantive vesting period for all new awards. As a result, compensation expense related to stock options granted prior to fiscal year 2007 is being recognized over the stated vesting term of the grant rather than being accelerated upon retirement eligibility.

The amount of stock-based compensation expense recognized during a period is based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will equal the fair value of awards that actually vest.

The following table presents the components and classification of stock-based compensation expense, for stock options, restricted stock awards, and ESPP shares recognized for fiscal years 2011, 2010, and 2009:

	Fiscal Year
(in millions)	2011	2010	2009
Stock options	$87	$112	$140
Restricted stock awards	97	98	82
Employee stock purchase plan	14	15	15
Total stock-based compensation expense	$198	$225	$237

Cost of products sold	$22	$26	$28
Research and development expense	49	55	58
Selling, general, and administrative expense	127	144	151
Total stock-based compensation expense	$198	$225	$237

Income tax benefits	(58)	(67)	(69)

Total stock-based compensation expense, net of tax	$140	$158	$168

In connection with the acquisition of Kyphon in November 2007, the Company assumed Kyphon's unvested stock-based awards. These awards are amortized over 2.5 years, which was their remaining weighted average vesting period at the time of acquisition. For fiscal years 2011, 2010, and 2009, the Company recognized $4 million, $12 million, and $21 million, respectively, of stock-based compensation expense associated with the assumed Kyphon awards, which is included in the amounts presented above.

Stock Options   The following table summarizes all stock option activity, including activity from options assumed or issued as a result of acquisitions, during fiscal years 2011, 2010, and 2009:

	Fiscal Year
	2011		2010		2009
	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price
Beginning balance	89,613	$46.13	93,394	$46.57	92,444	$47.21
Granted	6,371	37.59	7,863	35.81	12,447	37.25
Exercised	(627)	32.84	(3,126)	32.96	(8,046)	39.01
Canceled	(10,705)	48.91	(8,518)	46.27	(3,451)	47.59
Outstanding at year-end	84,652	$45.23	89,613	$46.13	93,394	$46.57
Exercisable at year-end	66,286	$47.24	67,944	$48.24	67,795	$47.78

For options outstanding and exercisable at April 29, 2011, the weighted average remaining contractual life was 4.77 years and 3.81 years, respectively. The total intrinsic value, calculated as the closing stock price at year-end less the option exercise price, of options exercised during fiscal years 2011, 2010, and 2009 was $4 million, $19 million, and $105 million, respectively. For options outstanding and exercisable at April 29, 2011, the total intrinsic value of in-the-money options was $134 million and $50 million, respectively. The Company issues new shares when stock option awards are exercised. Cash received from the exercise of stock options for the fiscal year ended April 29, 2011 was $21 million. The Company's tax benefit related to the exercise of stock options for fiscal year 2011 was $1 million. Unrecognized compensation expense related to outstanding stock options as of April 29, 2011 was $101 million and is expected to be recognized over a weighted average period of 2.2 years and will be adjusted for any future changes in estimated forfeitures.

Restricted Stock Awards The following table summarizes restricted stock award activity during fiscal years 2011, 2010, and 2009:

	Fiscal Year
	2011		2010		2009
	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price
Nonvested, beginning balance	8,909	$42.67	8,346	$43.88	5,789	$49.24
Granted	2,682	37.52	2,783	34.92	3,520	36.47
Vested	(1,809)	47.28	(1,632)	35.36	(564)	12.26
Forfeited	(575)	40.12	(588)	43.52	(399)	51.17
Nonvested at year-end	9,207	$40.42	8,909	$42.67	8,346	$43.88

Unrecognized compensation expense related to restricted stock awards as of April 29, 2011 was $142 million and is expected to be recognized over a weighted average period of 2.5 years and will be adjusted for any future changes in estimated forfeitures.